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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2012

ALEXANDER & BALDWIN HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

HAWAII (State or Other Jurisdiction of Incorporation)	000-00565 (Commission File Number)	99-0032630 (I.R.S. Employer Identification No.)
822 Bishop Street, P.O. Box 3440 Honolulu, Hawaii (Address of Principal Executive Offices)		96801 (Zip Code)

Registrant's telephone number including area code: (808) 525-6611

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On June 8, 2012, Alexander & Baldwin Holdings, Inc., a Hawaii corporation ("Holdings"), announced that its Board of Directors (the "Board") had formally approved the separation of its transportation and land businesses into two publicly traded companies (the "Separation"). Holdings will effect the Separation through a pro rata distribution (the "Distribution") of one share of common stock of its wholly owned subsidiary, A & B II, Inc., a Hawaii corporation ("New A&B"), for each share of Holdings common stock held of record by shareholders of Holdings as of 5:00 p.m. Eastern Daylight Time on June 18, 2012, the record date for the Distribution. The Distribution will be effective at 4:00 p.m. Eastern Daylight Time on June 29, 2012.

        Following the Distribution, the transportation business (ocean transportation and logistics) will be owned and operated by Holdings (to be renamed Matson, Inc. ("Matson")) and the land business (real estate and agriculture) will be owned and operated by New A&B. New A&B will be an independent, publicly traded company, to be renamed Alexander & Baldwin, Inc., and Holdings will not retain any ownership interest in New A&B.

        In connection with the Separation, on June 8, 2012, Holdings and New A&B entered into a Separation and Distribution Agreement (the "Separation Agreement"), a Tax Sharing Agreement, an Employee Matters Agreement and a Transition Services Agreement, each of which is further described below.

Separation Agreement

        The Separation Agreement sets forth the agreements between Holdings and New A&B regarding the principal transactions necessary to effect the Distribution. The Separation Agreement also sets forth certain other agreements that will govern Holdings' relationship with New A&B after the Distribution. The Separation Agreement is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Transition Services Agreement

        Under the Transition Services Agreement, Holdings and New A&B agreed to provide certain services to each other for specified periods of time following the Distribution. Services covered include tax, risk management, internal audit, human resources, accounting, corporate secretary and corporate governance services. The Transition Services Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Employee Matters Agreement

        The Employee Matters Agreement governs Holdings' and New A&B's respective compensation and employee benefits obligations with respect to current and former employees. It further allocates liabilities and responsibilities relating to employee compensation and benefits plans and programs and other related matters in connection with the Separation, including, without limitation, the treatment of outstanding Holdings equity awards, certain outstanding annual and long-term incentive awards, deferred compensation plans and certain retirement and welfare benefits. The Employee Matters Agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Tax Sharing Agreement

        The Tax Sharing Agreement governs Holdings' and New A&B's respective rights, responsibilities, and obligations after the Distribution with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of the Distribution to qualify as a tax-free distribution for U.S. federal income tax purposes within the meaning of Sections 355 and 368(a)(1)(D)

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of the Internal Revenue Code of 1986, as amended. The Tax Sharing Agreement is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        In connection with the Separation, on June 8, 2012, in each case effective as of June 26, 2012, W. Allen Doane, Charles King, Stanley Kuriyama and Douglas Pasquale resigned from the Board. Also, on June 8, 2012, in connection with the Separation and each person becoming an executive officer of New A&B, in each case effective as of June 26, 2012, Stanley Kuriyama resigned as President and Chief Executive Officer of Holdings, Christopher Benjamin resigned as an executive officer of Holdings, Nelson Chun resigned as Senior Vice President and Chief Legal Officer of Holdings and Paul Ito resigned as Vice President, Controller and Assistant Treasurer of Holdings.

        On June 8, 2012, in each case effective as of June 26, 2012, the Board appointed Matthew J. Cox as President, Chief Executive Officer and as a director of Holdings and John E. Dennen as Vice President and Controller (principal accounting officer) of Holdings.

        Mr. Cox, 51, joined Holdings' wholly owned subsidiary Matson Navigation Company, Inc. ("Matson Navigation") in June 2001 as senior vice president and chief financial officer, and was appointed president of Matson Navigation in October 2008. The brother of Mr. Cox is an officer in a company from which Matson Navigation leases transportation equipment. The aggregate amount paid under the leases in 2011 was $2,027,383. The remaining aggregate rental obligations expire October 2012 and total $113,535.

        Mr. Dennen, 62, joined Matson Navigation in 2002 as Controller, and was appointed Vice President of Matson Navigation in July 2005.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        On June 4, 2012, the sole shareholder of Holdings, Alexander & Baldwin, Inc., amended Section 3.2.1 of the Amended and Restated Bylaws of Holdings to provide for a maximum number of directors of twelve. As amended, Section 3.2.1 reads as follows: "The Board of Directors shall consist of not less than five (5) nor more than twelve (12) individuals, the exact number to be determined from time to time by the Board of Directors. Directors shall hold office until the next annual shareholders' meeting following their election and until their respective successors are elected and qualified." The Amended and Restated Bylaws of Holdings (as amended through June 4, 2012) are filed as Exhibit 3.1 to this Current Report and are incorporated herein by reference.

Item 8.01    Other Events

        On June 8, 2012, Holdings issued a press release relating to the Separation. A copy of the press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

        In connection with the Separation, on June 8, 2012, in each case effective as of June 26, 2012, the board of directors of New A&B appointed W. Allen Doane, Walter Dods, Stanley Kuriyama, Charles King, Douglas Pasquale and Jeffrey Watanabe, each of whom is currently a director of Holdings, as directors of New A&B. Also, in connection with the Separation, on June 8, 2012, in each case effective as of June 26, 2012, the board of directors of New A&B appointed Robert S. Harrison, Michele K. Saito and Eric K. Yeaman as directors.

Robert S. Harrison (51) — Mr. Harrison was appointed president and chief executive officer of First Hawaiian Bank, the state's largest bank, in December 2011, and has 23 years of experience in the banking industry. Prior to assuming his current role, Harrison worked in several branch and business

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banking positions at First Hawaiian Bank since 1996, most recently serving as its president and chief operating officer.

Michele K. Saito (52) — Ms. Saito currently serves as the president of Farmers Insurance Hawaii, overseeing 300 employees statewide. She is responsible for the day-to-day operations of the Farmers Insurance Hawaii Family of Companies, which includes Farmers Insurance Hawaii, Hawaii Insurance Consultants, American Pacific Insurance Company, Human Resources Solutions and 50th State Risk Management Services.

Eric K. Yeaman (44) — Mr. Yeaman has served as the president and chief executive officer of Hawaiian Telcom, the state's leading communications provider, since June 2008. Prior to joining Hawaiian Telcom, Yeaman was the senior executive vice president and chief operating officer of Hawaiian Electric Company, Inc. (HECO), and financial vice president and chief financial officer of Hawaiian Electric Industries, HECO's parent company. From 2000 to 2003, he was the chief operating and financial officer for Kamehameha Schools.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Separation and Distribution Agreement, dated as of June 8, 2012, by and between Alexander & Baldwin Holdings, Inc. and A & B II, Inc.
3.1	Amended and Restated Bylaws of Alexander & Baldwin Holdings, Inc. (as amended through June 4, 2012)
10.1	Transition Services Agreement, dated as of June 8, 2012, by and between Alexander & Baldwin Holdings, Inc. and A & B II, Inc.
10.2	Employee Matters Agreement, dated as of June 8, 2012, by and between Alexander & Baldwin Holdings, Inc. and A & B II, Inc.
10.3	Tax Sharing Agreement, dated as of June 8, 2012, by and between Alexander & Baldwin Holdings, Inc. and A & B II, Inc.
99.1	Press Release of Alexander & Baldwin Holdings, Inc. dated June 8, 2012

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 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER & BALDWIN HOLDINGS, INC.
By:		/s/ JOEL M. WINE

	Name:	Joel M. Wine
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Dated: June 8, 2012

 Exhibit Index

Exhibit No.	Exhibit
2.1	Separation and Distribution Agreement, dated as of June 8, 2012, by and between Alexander & Baldwin Holdings, Inc. and A & B II, Inc.
3.1	Amended and Restated Bylaws of Alexander & Baldwin Holdings, Inc. (as amended through June 4, 2012)
10.1	Transition Services Agreement, dated as of June 8, 2012, by and between Alexander & Baldwin Holdings, Inc. and A & B II, Inc.
10.2	Employee Matters Agreement, dated as of June 8, 2012, by and between Alexander & Baldwin Holdings, Inc. and A & B II, Inc.
10.3	Tax Sharing Agreement, dated as of June 8, 2012, by and between Alexander & Baldwin Holdings, Inc. and A & B II, Inc.
99.1	Press Release of Alexander & Baldwin Holdings, Inc. dated June 8, 2012

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index